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                                Exhibit (10)(a)
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Consent of Independent Auditors
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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statements of Additional Information and to the use of our reports (1) dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, (2) dated January 29, 1999 with respect to the financial statements of certain subaccounts of PFL Retirement Builder Variable Annuity Account, which are available for investment by PFL Retirement Builder Variable Annuity contract owners, (3) dated January 29, 1999 with respect to the financial statements of certain subaccounts of PFL Retirement Builder Variable Annuity Account, which are available for investment by Flexible Premium Individual Deferred Variable Annuity contract owners, and
(4) dated January 29, 1999 with respect to the financial statements of certain subaccounts of PFL Retirement Builder Variable Annuity Account, which are available for investment by Flexible Premium Individual Deferred Variable Annuity - Portfolio select Variable Annuity contract owners, included in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 333-7509) and related Prospectuses of Retirement Income Builder Variable Annuity, Retirement Income Builder II Variable Annuity and Portfolio Select Variable Annuity.

Des Moines, Iowa
April 27, 1999